UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2008

Aradigm Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3929 Point Eden Way, Hayward, California		94545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(510) 265-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The employment of Babatunde A. Otulana, M.D., Senior Vice President, Development and Chief Medical Officer of Aradigm Corporation (the "Company"), will terminate effective December 31, 2008. Dr. Otulana is leaving the Company to pursue other interests.

In connection with his departure from the Company, the Company and Dr. Otulana have entered into a letter agreement, filed as Exhibit 10.1 hereto, pursuant to which Dr. Otulana will receive severance payments totaling $16,666.67 per month, paid out over one year, and up to one year of COBRA premiums. In addition, the Company has entered into a consulting agreement with Dr. Otulana, filed as Exhibit 10.2 hereto, that provides for a base fee of $3,000 per month, plus $375 for each hour of service in excess of eight hours per month.

In addition, Dr. Otulana will become a member of the Company’s Scientific Advisory Board and has entered into the Company’s standard International Scientific Advisory Agreement, filed as Exhibit 10.3 hereto (the "SAB Agreement"). Pursuant to the SAB Agreement, the Company will issue to Dr. Otulana a non-statutory stock option covering 20,000 shares of the Company’s Common Stock. The option vests quarterly over a two-year period from the date of grant. In connection with the SAB Agreement, Dr. Otulana will also receive $10,000, with $5,000 paid upon execution of the SAB Agreement and $5,000 paid on the first anniversary of the SAB Agreement. Dr. Otulana will receive an additional fee of $1,200 per day for each day beyond eight days of service over the term of the SAB Agreement.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

10.1 Separation Agreement dated December 12, 2008

10.2 Consulting Agreement for Independent Contractors, effective as of January 1, 2009

10.3 International Scientific Advisory Agreement, effective as of January 1, 2009

The foregoing is a summary description of the terms and conditions of the referenced agreements. It is qualified in its entirety by reference to the attached agreements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aradigm Corporation

December 18, 2008	By:	D. Jeffery Grimes

Name: D. Jeffery Grimes
Title: Vice President, Legal Affairs, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement dated December 12, 2008
10.2	Consulting Agreement for Independent Contractors, effective as of January 1, 2009
10.3	International Scientific Advisory Agreement, effective as of January 1, 2009